UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 5, 2013


                            INDEPENDENCE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54323                  20-3866475
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

3020 Old Ranch Parkway, Suite 300, Seal Beach, CA                   90740
   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (562) 799-5588

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 5, 2013, we entered into a private placement subscription agreement with Europa Capital AG pursuant to which we issued to Europa Capital AG a convertible debenture in the aggregate amount of $46,000. The convertible debenture carries interest at the rate of six percent (6%) per annum and may be converted into shares of our common stock at the rate of $0.01 per share. There shall be a minimum interest charge of $8,280. Interest and principal are payable on the three (3) year anniversary of the debenture, provided that any unconverted portions may be pre-paid at our discretion.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1   Form of Convertible Debenture

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE ENERGY CORP.


/s/ Gregory C. Rotelli
-----------------------------------
Gregory C. Rotelli
President and Director
Date: April 5, 2013

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